UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2025

BioSig Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38659	26-4333375
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12424 Wilshire Blvd, Suite 745
Los Angeles, California 90025

(Address of Principal Executive Offices) (Zip Code)

(203) 409-5444

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Secured Convertible Debenture Purchase Agreement

As previously disclosed on July 9, 2025, on July 7, 2025, BioSig Technologies, Inc., a Delaware corporation (the “Company”), entered into a secured convertible debenture purchase agreement (the “Debenture Purchase Agreement”) with YA II PN, LTD., a Cayman Islands exempt limited company (“Yorkville” or the “Investor”).

On August 13, 2025, the Company entered into an Amendment to the Debenture Purchase Agreement (the “Amendment”) with Yorkville. The Amendment amends the Debenture Purchase Agreement, to, among other things, revise the structure of the transaction to provide for a first secured convertible debenture in the principal amount of $25,000,000, a second secured convertible debenture in the principal amount of $25,000,000, and additional secured convertible debentures in an aggregate principal amount of up to $50,000,000 to be issued upon mutual agreement of the parties, which agreement may be withheld in either parties sole discretion; modify certain purchase, closing and stockholder approval provisions; and update related terms, including setting the floor price for conversions at 20% of the Nasdaq Official Closing Price immediately prior to the date of entry into the Debenture Purchase Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Secured Convertible Debenture Purchase Agreement, dated as of August 13, 2025, between the Company and YA II PN, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: August 13, 2025	By:	/s/ Henry McPhie
	Name:	Henry McPhie
	Title:	Chief Executive Officer